EXHIBIT 10.17(b)
                                                          FORM 10-Q
                                   QUARTER ENDED SEPTEMBER 30, 1998



               AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT


          This AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT, dated as of September 1, 1998 among BUCYRUS INTERNATIONAL, INC., a Delaware corporation (the "Company"), AMERICAN INDUSTRIAL PARTNERS ACQUISITION COMPANY, LLC, a Delaware limited liability company ("AIP") and each individual who hereafter executed a counterpart of this Agreement (or otherwise agrees to be bound by the provisions hereof) and who is listed on the Schedule of Stockholders attached hereto as a Management Stockholder (the "Management Stockholders" and, together with AIP and the Permitted Transferees, the "Stockholders").

          WHEREAS, the parties hereto have agreed to amend the Stockholders Agreement to revise the date through which the Fair Market Value of the Common Stock shall be no less than $100.00 per share.

          ACCORDINGLY, the parties hereto agree to amend the Stockholders Agreement, effective as of the date first appearing above, as follows:

          1. The proviso set forth in definition of "Fair Market Value" appearing in SECTION 1. DEFINITIONS, shall be deleted in its entirety and replaced with the following phrase: "provided, however, that prior to March 31, 1999, the Fair Market Value shall not be less than $100.00 per share of Common Stock."

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          IN WITNESS WHEREOF, the undersigned have executed this counterpart to this Amendment No. 1 to the Stockholders Agreement dated as of September 1, 1998 among Bucyrus International, Inc. and the other parties thereto.


                                   Management Stockholders:


                                   \s\W. R. Hildebrand
                                   Willard R. Hildebrand*
                                   ADDRESS:
                                   1806 Princeton Court
                                   Lake Forest, IL 60045



                                   \s\Daniel J. Smoke
                                   Daniel J. Smoke*
                                   ADDRESS:
                                   745 Spyglass Hill
                                   Holland, MI 49424



                                   \s\Craig R. Mackus
                                   Craig R. Mackus
                                   ADDRESS:
                                   19675 Dorchester Drive
                                   Brookfield, WI 53045



                                   \s\Michael G. Onsager
                                   Michael G. Onsager
                                   ADDRESS:
                                   8254 W. Southview Drive
                                   Franklin, WI 53132





____________________

*    With a copy to:  Bulter, Rubin, Salarelli & Boyd,
     1800 Three First National Plaza, 70 West Madison
     Street, Chicago, IL 60602, Attn:  Craig T. Boyd

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                                   \s\Thomas B. Phillips
                                   Thomas B. Phillips
                                   ADDRESS:
                                   3674 W. Southwood Drive
                                   Franklin, WI 53132



                                   \s\T. W. Sullivan
                                   Timothy W. Sullivan
                                   ADDRESS:
                                   13000 W. Hawthorne Lane
                                   New Berlin, WI 53151



                                   \s\Neil Massey
                                   Neil Massey
                                   ADDRESS:
                                   1950 Circlewood Drive
                                   Racine, WI 53402



                                   \s\F. Bruno
                                   Frank Bruno
                                   ADDRESS:
                                   N2425 Ara Glenn Drive
                                   Lake Geneva, WI 53147
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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Stockholders Agreement as of the date first above written.


                              BUCYRUS INTERNATIONAL, INC.



                              By:  \s\W. R. Hildebrand
                                   Willard R. Hildebrand


                              AMERICAN INDUSTRIAL PARTNERS
                              ACQUISITION COMPANY, LLC


                              By:  AMERICAN INDUSTRIAL PARTNERS
                                   CAPITAL FUND II, L.P., its
                                   Managing Member

                              By:  AMERICAN INDUSTRIAL PARTNERS
                                   II, L.P., its General Part-
                                   ner

                              By:  AMERICAN INDUSTRIAL PARTNERS
                                   CORPORATION, its General
                                   Partner


                              By:  \s\W. Richard Bingham
                                   W. Richard Bingham,
                                   President